REGENT ENERGY CORPORATION
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                CURRENT REPORT UNDER SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                  March 9, 2001

                         Commission File number: 0-08536

                            REGENT ENERGY CORPORATION
                            (fka NPC Holdings, Inc.)
               (Exact name of registrant as specified in charter)

             Nevada                                           84-1034362
(State or other jurisdiction of                       (I.R.S. Employer I.D. No.)
 incorporation or organization)

650 N. Sam Houston Parkway E., Suite 500, Houston, TX            77060
(Address of principal executive offices)                       (Zip Code)

Issuer's telephone number, including area code: 281-931-3800

                               NPC Holdings, Inc.
            4685 S. Highland Dr, Suite 202, Salt Lake City, UT 84117
      (Former name, address and fiscal year, if changed since last report)

Check whether the Issuer (1 ) filed all reports required to be filed by section 13 or 15 (d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

         (1) Yes [X]   No [ ]               (2)  Yes [X]    No [  ]



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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

         Pursuant to a majority consent of the outstanding shares of Regent Energy Corporation (fka NPC Holdings, Inc.) (the "Company"), an Agreement and Plan of Reorganization between the Company and Vulcan Minerals & Energy, Inc., a Texas corporation ("Vulcan"), was approved, whereby the shareholders of the Company exchanged 13,947,430 shares of common stock, par value $.001 per share, of the Company for all of the issued and outstanding shares of Vulcan, effective March 9, 2001. Pursuant to the Agreement and Plan of Reorganization the Company's name was changed to Regent Energy Corporation. As a result of the Agreement and Plan of Reorganization, the former shareholders of Vulcan now hold 92% of the capital stock of the Company.

         On March 9, 2001, the management of the Company changed from Kelly Adams, Pete Falvo and Christopher Nielsen to Michael Ronca, John N. Ehrman, Kenneth W. Jackson, Paul Bornstein, Murray Goldberg, Andrew Levy and Kent Lovelace pursuant to a Special Meeting of the Board of Directors of the Company, whereby Kelly Adams resigned as President and Director, Christopher Nielsen resigned as Vice President and Director, and Pete Falvo resigned as Secretary, Treasurer and Director. Michael Ronca was appointed as Chairman of the Board, John N. Ehrman was appointed as President and CEO, Kenneth Jackson was appointed as Secretary. The following individuals were appointed as Directors: Paul Bornstein, Murray Goldberg, Andrew Levy and Kent Lovelace.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         None; not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         None; not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         None; not applicable.

ITEM 5.  OTHER EVENTS

         Pursuant to a majority consent of the outstanding shares of the Company, the Company changed its name from NPC Holdings, Inc. to Regent Energy Corporation, effective March 9, 2001.

ITEM 6.  RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

         The resignations of Kelly Adams, Pete Falvo and Christopher Nielsen were not as a result of a disagreement with the Company on any matter relating to the Company's operations, policies or practices and none of these individuals have furnished the Company with a letter describing such a disagreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired.

                  To be filed within 60 days.



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         (b)      Pro Forma Financial Information

                  To be filed within 60 days.

         (c)      Exhibits

         Exhibit           SEC              Description of Exhibit
         Number            Reference

         1                 EX-2             Agreement and Plan of Reorganization

         2                 EX-3(i)          Articles of Amendment

ITEM 8.  CHANGE IN FISCAL YEAR

         None; not applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

         None; not applicable.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        REGENT ENERGY CORPORATION


Date: March 15, 2001                    By:  /s/ John N. Ehrman
                                             ----------------------
                                             John N. Ehrman, President